ROLLINS ENVIRONMENTAL SERVICES, INC.
                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JANUARY 27, 1995




TO THE HOLDERS OF COMMON STOCK:

          PLEASE TAKE NOTICE that the 1995 Annual Meeting of Shareholders of ROLLINS ENVIRONMENTAL SERVICES, INC., a Delaware corporation, will be held on the First Floor, 1209 Orange Street, Wilmington, Delaware, on Friday, January 27, 1995 at 9:00 A.M. (Eastern Standard Time) for the following purposes:

          1.   To elect one Class I Director to the Board of
               Directors;

          2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

          The Proxy Statement dated December 21, 1994 is attached.

          The Board of Directors has fixed the close of business on December 16, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

          You are cordially invited to attend the Annual Meeting. If you cannot be present in person, please sign and date the enclosed proxy and promptly mail it in the enclosed return envelope which requires no postage. Any shareholder giving a proxy has the right to revoke it any time before it is voted.

                           BY ORDER OF THE BOARD OF DIRECTORS
                                Michael B. KINNARD, Secretary

Dated:  Wilmington, Delaware
           December 21, 1994




YOU ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND
RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO UNITED
STATES POSTAGE.

                                  PROXY STATEMENT

                        ROLLINS ENVIRONMENTAL SERVICES, INC.
                          ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 27, 1995


          The information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Shareholders to be held on January 27, 1995 (the "Annual
Meeting") is submitted to the shareholders for their information.

          SOLICITATION OF AND POWER TO REVOKE PROXY

          This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of ROLLINS ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"). Proxies solicited hereby are to be voted at the Annual Meeting or at any adjournment thereof.

          The mailing address for the Company's principal executive office is P.O. Box 2349, Wilmington, Delaware 19899. This Proxy Statement and the form of proxy were first sent to the Company's shareholders on December 21, 1994.

          A form of proxy is enclosed. Each proxy submitted will be voted as directed but, if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidate for election to the Board of Directors as a Class I Director.

          The solicitation of proxies will be by mail. It may be that further solicitation of proxies will be made by telephone, telegram or interview with some shareholders of the Company, following the original solicitation. All such further solicitations will be made by regular officers and employees of the Company, who will not be additionally compensated therefor, or its Transfer Agent. The Company will bear the entire cost of all such solicitations, which will be nominal and include reimbursements paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners.

          Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting and vote in person, whether or not such shareholder has previously given a proxy.

                             CAPITAL STOCK

         The outstanding capital stock of the Company on December 16, 1994 consisted of 60,375,811 shares of Common Stock, par value $l.00 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on December 16, 1994, the record date for determining shares entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         The holders of a majority of the issued and outstanding Common Stock constitute a quorum at any meeting of shareholders and the affirmative vote of a majority of the shares present is required for shareholder approval, except for certain proposals to amend the Restated Certificate of Incorporation which require the affirmative vote of the holders of a majority of all outstanding Common Stock for approval. Other amendments to the Restated Certificate of Incorporation concerning: (a) special meetings of shareholders; (b) amendments to the by-laws; (c) provisions relating to the Board of Directors; and (d) certain business transactions, when not approved by a majority of the Board of Directors, require the affirmative vote of 75% of the shares then entitled to be voted for approval.

         As of October 31, 1994, only two persons were known to the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock of the Company. The name and address of each such person, together with the number of shares owned and the percentage of outstanding shares that ownership represents and information as to Common Stock ownership of the Named Executives identified in the Summary Compensation Table and the officers and directors of the Company as a group (according to information received by the Company) are set forth below:

                                     Number of Shares
Title of   Names and Addresses         and Nature of     Percent of
 Class     of Beneficial Owners     Beneficial Ownership   Class

Common     John W. Rollins               3,713,076*         6.2%
           One Rollins Plaza
           Wilmington, DE  19803

Common     State of Wisconsin            4,373,700           7.2%
           Investment Board
           P.O. Box 7842
           Madison, WI  53707

Common     Nicholas Pappas                 100,170            .2%
           One Rollins Plaza
           Wilmington, DE  19803

Common     Leo F. Rattigan, Jr.              3,000              -
           One Rollins Plaza
           Wilmington, DE  19803

Common     John W. Rollins, Jr.            166,125            .3%
           One Rollins Plaza
           Wilmington, DE  19803

Common     Henry B. Tippie               1,270,000           2.1%
           One Rollins Plaza
           Wilmington, DE  19803

Common     All Directors and             5,281,063           8.7%
           Officers as a Group
           (8 persons)


*Owned directly and of record.

                               PROPOSAL NO. 1

                           ELECTION OF DIRECTOR

          At the Annual Meeting, one individual is to be elected to serve as a Class I Director for a term of three years and until the election and qualification of his successor. Five other individuals serve as directors but are not standing for re-election because their terms as directors extend past the Annual Meeting pursuant to provisions of the Company's Restated Certificate of Incorporation which provides for the election of directors for staggered terms. Directors elected at the commencement of the term of a given Class serve a three year term. Unless a shareholder WITHHOLDS AUTHORITY, the proxy holders will vote FOR the election of the person named below to serve as director. Although the Board of Directors does not contemplate the possibility, in the event the nominee is not a candidate or is unable to serve as a director at the time of the election, unless the shareholder WITHHOLDS AUTHORITY, the proxies will be voted for a nominee designated by the present Board of Directors to fill such vacancy.

          The name and age of the nominee, his principal occupation, the period during which he has served as a director, together with the number of shares of Common Stock beneficially owned by him, directly or indirectly, and the percentage of outstanding shares that ownership represents, all as of the close of business October 31, 1994 (according to information received by the Company), are set forth below. Similar information is also provided for those directors whose terms expire in future years.


                                                              Shares of Percent
Name of                    Principal        Service as        Common    of Out-
Nominee                    Occupation (1)   Director     Age  Stock(2)  standing
                                                                        Shares

Class I (Term Expires 1998)

William B. Philipbar, Jr.  Chief Executive  1978 to 1980  69     27,692      -
                           Officer from     1982 to date
                           1978 to May
                           1983, President
                           from 1978 to
                           September 1983;
                           Vice Chairman of
                           the Board from
                           May 1983 to
                           April 1990.


                                                             Shares of Percent
Names of Directors Whose   Principal       Service as        Common    of Out-
Terms Have Not Expired     Occupation (1)  Director     Age  Stock(2)  standing
                                                                        Shares

Class II (Term Expires 1996)

Patrick J. Bagley          Vice President   1993 to date  47      1,000      -
                           and Treasurer
                           of Rollins Truck
                           Leasing Corp.*;
                           Vice President-
                           Finance and
                           Treasurer and
                           Director, Matlack
                           Systems,Inc.**

John W. Rollins, Jr.       Senior Vice      1978 to 1980  52    166,125(4)   .3%
                           Chairman of      1982 to date
                           the Board;
                           President, Chief
                           Operating Officer
                           and Director,
                           Rollins Truck
                           Leasing Corp.*;
                           Chairman of the
                           Board, Matlack
                           Systems,
                           Inc.** (3)

Henry B. Tippie            Chairman of the  1982 to date  67  1,270,000(5)  2.1%
                           Executive
                           Committee;
                           Chairman of
                           the Executive
                           Committee and
                           Vice Chairman
                           of the Board,
                           Rollins Truck
                           Leasing Corp.*;
                           Chairman of
                           the Executive
                           Committee
                           and Director,
                           Matlack Systems,
                           Inc.**; Chairman
                           of the Board and
                           Chief Executive
                           Officer, Tippie
                           Communications,
                           Inc. et al.
                           (Radio Stations)

Class III (Term Expires 1997)

Nicholas Pappas             President and   1991 to date  64    100,170(7)   .2%
                            Chief Operating
                            Officer since
                            July 1991 (6)

John W. Rollins             Chairman of     1982 to date  78  3,713,076(8)  6.2%
                            the Board and
                            Chief Executive
                            Officer;
                            Chairman of
                            the Board and
                            Chief Executive
                            Officer, Rollins
                            Truck Leasing
                            Corp.* (3)


*Rollins Truck Leasing Corp. is engaged in the business of
 truck leasing.
**Matlack Systems, Inc. is engaged in the business of bulk trucking.

(1) Except as otherwise stated, the nominee and directors have held the positions of responsibility set out in the above column (but not necessarily their present title) for more than five years. In addition to the directorships listed in the above column, the following individuals also serve on the board of directors of the following companies: William B. Philipbar, Jr., Matlack Systems, Inc., Rollins Truck Leasing Corp. and Medical Safetec; John W. Rollins, Rollins, Inc., Matlack Systems, Inc., RPC Energy Services, Inc. and FPA Corp.; Henry B. Tippie, Rollins, Inc. and RPC Energy Services, Inc.; Nicholas Pappas, CHEMFAB Corporation, Yenkin Majestic Paint Co. and Nova Corp.

(2)  All shares are owned beneficially.

(3)  John W. Rollins is the father of John W. Rollins, Jr.
(4) Does not include 191,737* shares held as Co-Trustee, 6,191* shares held by his wife or 17,362* shares held by his wife as Custodian for his children.

(5) Does not include 968,689* shares held as Co-Trustee, 26,000* shares held as Trustee, 23,000* shares owned by his wife, 21,000* shares held by his wife as Trustee for his children, or 30,000* shares owned by a partnership over which Mr. Tippie has sole voting power.

(6) Mr. Pappas retired from E.I. DuPont de Nemours and Company ("DuPont") on November 30, 1990 as Executive Vice President and Member of the Executive Committee, positions to which he had been elected on November 1, 1988. Mr. Pappas had held various positions with DuPont since 1956, including Group Vice President - Polymers Products from October 1983 to November 1988. Mr. Pappas' most recent duties with DuPont included direct responsibility for the Corporate Plans Department, Executive Committee responsibility for Research and Development, Engineering, Information Systems and International and regional responsibility for the Far East.

(7)  Does not include 5,750* shares held by his wife.

(8) Does not include 154,749* shares held by his wife or 45,975* shares held by his wife as Custodian for his minor children.


*The Messrs. Rollins, Tippie and Pappas disclaim any beneficial interest in these holdings.


            BOARD OF DIRECTORS AND BOARD COMMITTEES

                The Board of Directors held four regularly scheduled meetings during fiscal year 1994. All members of the Board attended each meeting.

                Audit Committee.  The Audit Committee
consists of Patrick J. Bagley, Chairman, and William B. Philipbar, Jr. The Audit Committee held two meetings during the last fiscal year. The Committee's functions include consulting with the Company's independent public accountants concerning the scope and results of the audit, reviewing the evaluation of internal accounting controls and inquiring into special accounting-related matters.

                Executive Committee. The Executive Committee consists of Henry B. Tippie, Chairman, John W. Rollins and John W. Rollins, Jr. The Executive Committee held three meetings during the last fiscal year. The Executive Committee has the power to exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company in accordance with the provisions of the by-laws of the Company. The Executive Committee performs all of the functions of a compensation committee of the Board of Directors.

                Stock Option Committee.  The Stock Option
Committee consists of Henry B. Tippie, Chairman, and John W. Rollins. The Stock Option Committee held three meetings during the last fiscal year. The Stock Option Committee administers the Company's outstanding Stock Option Plans including the granting of options to various employees of the Company and its subsidiaries.

                The Company does not have a nominating
committee of the Board of Directors.

                   DIRECTORS' COMPENSATION

                Directors who are not full-time employees of the Company or any of its subsidiaries are each paid an annual retainer for Board service of $8,000 and an attendance fee of $750 for each Board of Directors or committee meeting attended. Effective October 1, 1994 the annual retainer for Board service increased to $10,000.

                Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 8 shall not be incorporated by reference into any such filings.


  REPORT OF THE EXECUTIVE AND STOCK OPTION COMMITTEES OF THE
         BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

                During fiscal year 1994, the members of the Executive Committee of the Board of Directors held primary responsibility for determining executive compensation levels.

                The Company is engaged in a highly
competitive industry. As a consequence, the Company views its ability to attract and retain qualified executives as the cornerstone of its future success. In order to accomplish this objective, the Company has endeavored to structure its executive compensation in a fashion that takes into account the Company's operating performance and the individual performance of the executive. Of necessity, this analysis is subjective in nature and not based upon a structured formula. The factors referred to above are not weighted in an exact fashion.

                Pursuant to the above compensation
philosophy, the total annual compensation of executive officers of the Company is made up of one or more of three elements. The three elements are salary, an annual incentive compensation package and, in some years, grants of stock options.

                The salary of each executive officer is
determined by the Executive Committee. As previously stated, in making its determinations the Executive Committee gives consideration to the Company's operating performance for the prior fiscal year and the individual executive's performance.

                The annual incentive compensation package for executive officers is developed by the Chief Operating Officer of the Company prior to the end of each fiscal year. It is based upon a performance formula for the ensuing fiscal year. That performance formula and incentive package is then reviewed by the Executive Committee and is either accepted, amended or modified. None of the members of the Board of Directors, except for the Chief Operating Officer, who is also a director, participate in the incentive program.

                Awards under the Company's Stock Option Plan are purely discretionary, are not based upon any specific formula, and may or may not be granted in any given fiscal year. Grants are made under the Plan and the Plan is administered by disinterested directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.
When considering the grant of stock options, the Stock Option Committee gives consideration to the overall performance of the Company and the performance of individual employees.


                     CEO COMPENSATION

                The CEO's compensation is determined by the Executive Committee. As is the case with respect to the Named Executives, the CEO's compensation is based upon the Company's operating performance and his individual performance. The decision of the Executive Committee is, however, very subjective and is not based upon any specific formula or guidelines. The CEO does not participate in the deliberations of the Executive Committee when his salary is determined. Neither the CEO nor any other member of the Executive Committee participates in any Company incentive program. The CEO has never received a Stock Option from the Company.

    Executive Committee            Stock Option Committee

    Henry B. Tippie, Chairman      Henry B. Tippie, Chairman
    John W. Rollins                John W. Rollins
    John W. Rollins, Jr.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based on its review of the copies of such forms received by it, the Company believes that during its fiscalyear ended 1994 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as follows:
John W. Rollins inadvertently filed one late Form 4 with respect to a purchase of common stock of the Company; and Michael B. Kinnard inadvertently filed a late Form 3 upon becoming an officer.

                     COMMON STOCK PERFORMANCE

      The following table reflects a comparison of the cumulative total shareholder return on the Company's common stock for the five year period commencing October 1, 1989 through September 30, 1994, with the cumulative return of the S&P Composite 500 Index and an index of peer companies selected by the Company consisting of companies engaged in the industrial waste disposal industry. In addition to the Company, these companies are: Chemical Waste Management, Inc.; Clean Harbors, Inc.; Horsehead Resource Development Inc. and Westinghouse Electric Corp. The table assumes that the value of an investment in the Company's common stock and each index was 100 at September 30, 1989 and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of any future return on the Company's common stock.

                                             Years

                                     1989   1990   1991   1992   1993  1994

Rollins Environmental Services, Inc. 100     82     97    104     57    58
S&P  500                             100     91    119    132    149   155
Peer Group                           100     90     76     65     44    44



        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following directors serve on the Company's Executive
Committee:  John W. Rollins, John W. Rollins, Jr. and Henry
B. Tippie. Each is an employee of the Company, but none participate in the deliberations of the Executive Committee with respect to his own compensation. Henry B. Tippie serves on the Compensation Committees of Rollins, Inc. and RPC Energy Services, Inc. John W. Rollins, John W. Rollins, Jr. and Henry B. Tippie are members of the Executive Committees of Rollins Truck Leasing Corp. and Matlack Systems, Inc. The Executive Committee of each of these two Companies performs the functions of a Compensation Committee.

                 EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended September 30, 1992, 1993 and 1994, of those persons who were, at September 30, 1994, (i) the Chairman and Chief Executive Officer and (ii) the other most highly compensated executive officers of the Company whose total annual salary exceeded $100,000 (the "Named Executives"):

                SUMMARY COMPENSATION TABLE
                                                                              ****Long Term Compensation****
                                *******Annual Compensation********            ******Awards*******   *Payouts*
                                                                              Restricted   Stock               All Other
Name and                                              Other Annual              Stock     Options     LTIP     Compen-
Principal                        Salary     Bonus       Comp. (2)             Awards(3)    /SARs     Payouts   sation
Position              Year (1)     $          $           $                       $          #          $        $

John W. Rollins       1994       315,000      -0-           -                    -0-        -0-        -0-      -0-
Chairman of the       1993       360,000      -0-           -                    -0-        -0-        -0-      -0-
Board and CEO         1992       450,000      -0-           -                    -0-        -0-        -0-      -0-

Nicholas Pappas       1994       300,000      -0-           -                    -0-        -0-        -0-      -0-
President and COO     1993       300,000      -0-           -                    -0-        -0-        -0-      -0-
                      1992       300,000    483,686         -                    -0-        -0-        -0-      -0-

Leo F. Rattigan, Jr.  1994       142,700      -0-           -                    -0-        -0-        -0-      -0-
Vice Pres.-Finance,   1993       140,775      -0-           -                    -0-        -0-        -0-      -0-
Treasurer and CFO     1992        95,625     46,884         -                    -0-       6,000       -0-      -0-

John W. Rollins, Jr.  1994       315,000      -0-           -                    -0-        -0-        -0-      -0-
Senior Vice           1993       360,000      -0-           -                    -0-        -0-        -0-      -0-
Chairman of the       1992       450,000      -0-           -                    -0-        -0-        -0-      -0-
Board

Henry B. Tippie       1994       315,000      -0-           -                    -0-        -0-        -0-      -0-
Chairman- Executive   1993       360,000      -0-           -                    -0-        -0-        -0-      -0-
Committee             1992       450,000      -0-           -                    -0-        -0-        -0-      -0-

(1)  Fiscal years ending September 30.

(2) The only type of Other Annual Compensation for each of the named officers was in the form of perquisites and was less than the level required for reporting.

(3)  No awards have ever been made.

        OPTION AND STOCK APPRECIATION RIGHTS GRANTS IN FISCAL YEAR 1994

          The following table sets forth stock options granted in the fiscal year ending September 30, 1994 to each of the Company's Named Executives. Employees of the Company and its subsidiaries are eligible for stock option grants based on individual performance. The Company did not issue any stock appreciation rights. The table also sets forth the hypothetical gains that would exist for the options at the end of their eight-year terms, assuming compound rates of stock appreciation of 0%, 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock. All option exercise prices are based on the market price on the grant date.

                                                                                         Potential Realizable Value
                                                                                    at Assumed Annual Rates of Stock Price
                                                                                              Appreciation for
                    ******************Individual Grants (1)**********************   ***********Option Term (2)************
                                 % of Total
                                  Options
                     Options     Granted To             Exercise
                     Granted      Employees              Price         Expiration
Name                   (#)     in Fiscal Year            ($/Sh)           Date         0%           5%             10%

Nicholas Pappas       10,200       5.1%                  $5.75         10/03/01        -          $28,050        $67,116

Leo F. Rattigan, Jr.   7,200       3.7%                  $5.75         10/03/01        -          $19,800        $47,376

John W. Rollins, Jr.  10,200       5.1%                  $5.75         10/03/01        -          $28,050        $67,116


(1)  Options were granted on  October 4, 1993.

(2) These amounts, based on assumed appreciation rates of 0% and the 5% and 10% rates prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability or phased-in vesting.
     The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

              OPTIONS AND STOCK APPRECIATION RIGHTS

           The following table summarizes option exercises during fiscal year 1994 by the Named Executives, and the value of the options and SARs held by such persons as of September 30, 1994.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR,
                      AND FY-END OPTION/SAR VALUE (1)
                                                                                                         Value of
                                                                            Number of                  Unexercised
                                                                           Unexercised                In-the-Money
                                                                           Options at                  Options at
                    Shares Acquired            Value                       FY-End (#)                  FY-End ($)
Name(2)             on Exercise (#)          Realized ($)          Exercisable/Unexercisable     Exercisable/Unexercisable

Nicholas Pappas           -                      -                  13,332        30,198             -          $3,825

Leo F. Rattigan, Jr.      -                      -                   2,000        11,200             -          $2,700

John W. Rollins, Jr.      -                      -                  57,300           -             $3,825          -

Henry B. Tippie           -                      -                  47,100           -               -             -


(1) The value of the Company's common stock on September 30, 1994 was $6.125 per share.

(2)  John W. Rollins has never been granted any Incentive
     Stock Options or SARs.


           LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

         There were no Long-Term Incentive Plan Awards to the
Named Executives during fiscal year 1994.


                        DEFINED BENEFIT PLANS

         The Company's Pension Plan is a non-contributory qualified employee defined benefit plan. All full time employees of the Company are eligible to participate in the Pension Plan. Up to September 30, 1989, retirement benefits were equal to the sum of from 1% to 1.5% of an employee's annual cash compensation for each year of service to age 65. Commencing October 1, 1989 and thereafter, retirement benefits are equal to the sum of 1.25% of earnings up to covered compensation, as that term is defined in the Plan, and 1.7% of earnings above covered compensation. Covered compensation includes regular salaries or wages, commissions, bonuses, overtime earnings and short-term disability income protection benefits.

         Effective October 1, 1994 the Company will maintain a non-qualified, defined benefit plan, called the Excess Benefit Plan, which covers those participants of the Pension Plan whose benefits are limited by the Internal Revenue Code. A participant in the Excess Benefit Plan is entitled to a benefit equaling the difference between the amount of the benefit payable without limitation and the amount of the benefit payable under the Pension Plan.

         Retirement benefits are not subject to any reduction for Social Security benefits or other offset amounts. An employee's benefits may be paid in certain alternative forms having actuarially equivalent values. Retirement benefits are fully vested after the completion of five years of credited service or, if earlier, upon reaching age 55. The maximum annual benefit under a qualified pension plan is currently $118,800 beginning at the Social Security retirement age (currently age 65).

         Annual pension benefit projections for the Named Executives assume: (a) that the participant remains in the service of the Company until age 65; (b) that the participant's earnings continue at the same rate as paid in the fiscal year ended September 30, 1994 during the remainder of his service until age 65; and (c) that the Plans continue without substantial modification. The estimated annual benefit at retirement for each of the following Named Executives of the Company is: Nicholas Pappas, $16,316; Leo
F. Rattigan, Jr., $29,356; John W. Rollins, Jr., $114,644; and Henry B. Tippie, $49,924.


                         AUDITORS

         The Board of Directors has not selected or recommended the name of an independent public accounting firm for approval or ratification by the shareholders. The Board of Directors believes that it will be in the best interests of the shareholders if it is free to make such determination based upon all factors that are then relevant.

         KPMG Peat Marwick LLP served as the Company's auditors for the fiscal year ended September 30, 1994. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and will have the opportunity to make a statement should such representative so desire. Such representative also will be available to answer questions raised orally.

         During the fiscal year ended September 30, 1994, KPMG Peat Marwick LLP's services rendered to the Company consisted of auditing the Company's financial statements. In this connection, KPMG Peat Marwick LLP performed such tests of the Company's accounting records and other auditing procedures as were required by generally accepted auditing standards.

                 SHAREHOLDER PROPOSALS

         Appropriate proposals of eligible shareholders (an eligible shareholder must be a record or beneficial owner of at least l% or $l,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year) intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company no later than August 25, 1995 for inclusion in the Proxy Statement and form of proxy relating to that meeting.


                    MISCELLANEOUS

         ON WRITTEN REQUEST OF ANY RECORD OR BENEFICIAL SHAREHOLDER OF THE COMPANY, THE COMPANY WILL PROVIDE, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1994, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR A COPY OF FORM 10-K SHOULD BE MADE IN WRITING AND ADDRESSED TO:

                     LEO F. RATTIGAN, JR.
                     VICE PRESIDENT-FINANCE AND TREASURER
                     ROLLINS ENVIRONMENTAL SERVICES, INC.
                     P. O. BOX 2349
                     WILMINGTON, DELAWARE  19899

         THE COMPANY WILL CHARGE REASONABLE OUT-OF-POCKET
EXPENSES FOR THE REPRODUCTION OF EXHIBITS TO FORM 10-K SHOULD
A SHAREHOLDER REQUEST COPIES OF SUCH EXHIBITS.

         The Company's Annual Report for the fiscal year ended September 30, 1994 has been mailed to shareholders under separate cover.

         The Board of Directors knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.


                           BY ORDER OF THE BOARD OF DIRECTORS
                                MICHAEL B. KINNARD, Secretary

Wilmington, Delaware
December 21, 1994

               ROLLINS ENVIRONMENTAL SERVICES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

            Friday, January 27, 1995, 9:00 A.M., E.S.T.

          The undersigned hereby constitutes and appoints John W. Rollins and Michael B. Kinnard, and each of them jointly and severally, proxies with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on January 27, 1995 at 9:00 A.M. Eastern Standard Time, First Floor, 1209 Orange Street, Wilmington, Delaware, or at any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement dated December 21, 1994, as follows:

            (Mark only one box for each proposal)


1.        ELECTION OF DIRECTOR

          Nominee:  William B. Philipbar, Jr.

          /  /       VOTE FOR the nominee listed above:

___________________________________________________________

          /  /       VOTE WITHHELD FROM nominee.

2. At their discretion, upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

                                (OVER)

                      (CONTINUED FROM OTHER SIDE)

          The undersigned acknowledges receipt of the aforesaid Notice of Annual Meeting and Proxy Statement, each dated December 21, 1994, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROLLINS ENVIRONMENTAL SERVICES, INC. AND THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED BY YOU, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                             Please sign below, date and return promptly.



                             Signature(s) of Shareholder(s)

                                               DATED:  January     , 1995

                             Signature(s) should conform to name(s) and title(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should add their title(s) on signing.


NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.